Exhibit 99.1

WNS Announces Proxy Advisory Firms ISS and Glass Lewis Recommend Shareholders Vote “FOR” Proposed Acquisition by Capgemini

NEW YORK & LONDON & MUMBAI, Aug. 19, 2025 — WNS (Holdings) Limited (NYSE: WNS) (“WNS” or the “Company”), a digital-led business transformation and services company, today announced that leading independent proxy advisory firms Institutional Shareholder Services Inc. (“ISS”) and Glass, Lewis & Co. (“Glass Lewis”) have each recommended that shareholders vote “FOR” the previously announced acquisition of the Company by Capgemini SE (EUR: CAP) (“Capgemini”). The “FOR” recommendations apply to both proxy voting proposals to be considered at the upcoming Court Meeting and General Meeting of Shareholders (“General Meeting”), each scheduled for August 29, 2025.

As previously announced on July 7, 2025, WNS and Capgemini entered into a definitive transaction agreement pursuant to which Capgemini will acquire WNS for a cash consideration of $76.50 per WNS share. The total cash consideration will amount to $3.3 billion, excluding WNS net financial debt. The transaction remains on track to close prior to the end of the calendar year, subject to the satisfaction of customary closing conditions and regulatory approvals.

ISS and Glass Lewis have reviewed the proposed transaction and determined that it is in the best interests of WNS shareholders. Both firms cited the Company’s evaluation of alternative proposals and implied share price premium as key factors in establishing their “FOR” recommendations.1

WNS’ Board of Directors has also unanimously recommended that shareholders vote “FOR” this strategic combination at both the upcoming Court Meeting and General Meeting. Shareholders are encouraged to vote as soon as possible.

The Company’s shareholders are reminded that their vote is extremely important, no matter how many shares they own.

Actions to be Taken

WNS Shareholders are requested to complete and sign the Forms of Proxy in accordance with the instructions printed thereon and return them to WNS' registered office at 22 Grenville Street, St Helier, Jersey JE4 8PX, Channel Islands (Attn: Mourant Secretaries (Jersey) Limited), so as to be received as soon as possible and in any event not later than 2.00 p.m. (London Time) on August 27, 2025 (in the case of the Court Meeting) or 2.15 p.m. (London Time) on August 27, 2025 (in the case of the General Meeting).

WNS Shareholders may also vote online following the instructions set out in the Forms of Proxy, instead of submitting the relevant Forms of Proxy by mail. Votes submitted online must be received not later than 2.00 p.m. (London Time) on August 27, 2025 (in the case of the Court Meeting) or 2.15 p.m. (London Time) on August 27, 2025 (in the case of the General Meeting).

It is important that, for the Court Meeting in particular, as many votes as possible are cast so that the Court may be satisfied that there is a fair representation of the opinion of WNS Shareholders. Whether or not you intend to attend and/or vote at the Court Meeting in person, WNS Shareholders are strongly advised to sign and return your Form of Proxy for the Court Meeting (or vote online) as soon as possible and in any event prior to 2.00 p.m. (London Time) on August 27, 2025.

Registered Shareholders should follow the voting instructions provided by WNS, as described above, while Beneficial Holders should follow the instructions provided by their broker or other intermediary to ensure their vote is counted.

[1]	Permission to cite ISS and Glass Lewis was neither sought nor obtained.

About WNS

WNS (Holdings) Limited (NYSE: WNS) is a digital-led business transformation and services company. WNS combines deep domain expertise with talent, technology, and AI to co-create innovative solutions for over 700 clients across various industries. WNS delivers an entire spectrum of solutions including industry-specific offerings, customer experience services, finance and accounting, human resources, procurement, and research and analytics to re-imagine the digital future of businesses. As of June 30, 2025, WNS had 66,085 professionals across 65 delivery centers worldwide including facilities in Canada, China, Costa Rica, India, Malaysia, the Philippines, Poland, Romania, South Africa, Sri Lanka, Turkey, the United Kingdom, and the United States.

For more information, visit www.wns.com or follow us on Facebook, Twitter, LinkedIn, and Instagram.

Safe Harbor Provision

This document includes certain “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995, Section 27A of the US Securities Act, as amended, and Section 21E of the US Exchange Act. These forward-looking statements generally include statements related to the Acquisition, including the timing of completion of the Acquisition. These forward-looking statements are based on WNS’ current expectations, estimates and projections regarding, among other things, the expected date of closing and the potential benefits of the Acquisition, WNS’ business and industry, and management’s beliefs and certain assumptions made by WNS, all of which are subject to change. Forward-looking statements often contain words such as “expect,” “anticipate,” “intend,” “aims,” “plan,” “believe,” “could,” “seek,” “see,” “will,” “may,” “would,” “might,” “considered,” “potential,” “estimate,” “continue,” “likely,” “expect,” “target,” “project,” or similar expressions or the negatives of these words or other comparable terminology that convey uncertainty of future events or outcomes. Forward-looking statements inherently involve risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements. Such risks and uncertainties include but are not limited to: the Acquisition will not be consummated on a timely basis or at all; the possibility that any or all of the various conditions to the consummation of the Acquisition may not be satisfied or waived, including the failure to receive the required shareholder approval for the scheme or any required regulatory approvals from any applicable governmental entities (or any conditions, limitations or restrictions placed on such approvals); the occurrence of any event, change or other circumstance that could give rise to the termination of the Transaction Agreement; the effect of the announcement or pendency of the Acquisition on the Company’s business relationships, operating results, and business generally; risks that the Acquisition disrupts the Company’s current plans and operations; potential difficulties in WNS’ employee retention as a result of the proposed transaction; there may be liabilities that are not known, probable or estimable at this time or unexpected costs, charges or expenses; the Acquisition may result in the diversion of management’s time and attention to issues relating to the Acquisition; there may be significant transaction costs in connection with the Acquisition; unfavorable outcome of legal proceedings that may be instituted against WNS following the announcement of the Acquisition; and the risk that WNS’ stock price may decline significantly if the Acquisition is not consummated. These risks, as well as other risks associated with the Acquisition, are more fully discussed in the Scheme Document. In addition, a number of important factors could cause WNS’ actual future results and other future circumstances to differ materially from those expressed in any forward-looking statements, including but not limited to those important factors discussed in Part I, Item 1A “Risk Factors” in WNS’ Annual Report on Form 10-K for the fiscal year ended March 31, 2025, as any such factors may be updated from time to time in its other filings with the SEC, accessible on the SEC’s website at www.sec.gov, and WNS’ investor relations site at https://ir.wns.com. These forward-looking statements speak only as of the date they are made, and, except as may be required under applicable law, WNS undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

CONTACT:

Investors:	Media:
David Mackey EVP–Finance & Head of Investor Relations WNS (Holdings) Limited +1 (646) 908-2615 david.mackey@wns.com	Archana Raghuram EVP & Global Head–Marketing & Communications WNS (Holdings) Limited +91 (22) 4095 2397 archana.raghuram@wns.com; pr@wns.com